Exhibit 99.2

BLUELA CARSHARING, LLC

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

BLUELA CARSHARING, LLC

INDEX TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

Page
Financial Statements

Balance Sheets	2

Statements of Income and Accumulated Deficit	4

Statements of Cash Flows	5 - 6

Notes to Financial Statements	7 - 14

BLUELA CARSHARING, LLC

BALANCE SHEETS

JUNE 30, 2020 AND 2019

ASSETS

	2020	2019
Current assets
Cash and cash equivalents (Note 1)	$191,015	$416,214
Accounts receivable - trade, net of an allowance of $257,986 and $117,065, respectively (Note 1)	30,264	29,390
Accounts receivable - related party (Notes 2 and 11)	36,428	22,465
Other receivables	18,589	12,463
Grant to be received (Note 3)	217,255	283,738
Prepaid expenses	3,500	22,169
Total current assets	497,051	786,439

Property and equipment, net of accumulated depreciation (Notes 1 and 4)	-	3,842,091

Other assets
Intangible assets, net of accumulated amortization (Notes 1 and 5)	-	598,399
Security deposits	71,662	68,357
Total other assets	71,662	666,756
Total assets	$568,713	$5,295,286

Unaudited - See accompanying notes to the financial statements

LIABILITIES AND STOCKHOLDER’S DEFICIT

	2020	2019
Current liabilities
Accounts payable - trade	$56,165	$264,384
Accounts payable - related party (Notes 2 and 11)	301,058	549,791
Payroll and related accruals	47,899	18,341
Accrued expenses and other current liabilities (Note 1)	197,436	175,498
Accrued expenses - related party (Notes 2 and 11)	242,865	364,029
Note payable - related party (Notes 2 and 11)	14,710,194	9,826,530

Total current liabilities	15,555,617	11,198,573

Long-term liabilities
Deferred grant (Note 7)	-	728,136

Total long-term liabilities	-	728,136

Commitments and contingencies (Note 8)
Stockholder’s deficit
Common stock	100	100
Accumulated deficit	(14,987,004)	(6,631,523)

Total stockholder’s deficit (Notes 10 and 11)	(14,986,904)	(6,631,423)

Total liabilities and stockholder’s deficit	$568,713	$5,295,286

BLUELA CARSHARING, LLC

STATEMENTS OF INCOME AND ACCUMULATED DEFICIT

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

	2020	2019

Revenue, net (Note 1)	$182,366	$247,817

Cost of sales	329,517	293,489

Gross loss	(147,151)	(45,672)

Depreciation and amortization expenses (Notes 4 and 5)	664,956	257,538
Reversal of provision for risk (Note 6)	(754,659)	-
Other operating expenses	1,393,133	1,767,038

Operating loss	(1,450,581)	(2,070,248)

Other income (expenses)
Interest expense, net	(129,824)	(149,898)
Realized exchange gain, net	335	7,163
Grant income (Note 7)	5,600	-

Total other expenses	(123,889)	(142,735)

Loss before income taxes	(1,574,470)	(2,212,983)
Provision for income taxes (Note 9)	-	2,800

Net loss	(1,574,470)	(2,215,783)

Accumulated deficit - beginning of period	(13,412,534)	(4,415,740)

Accumulated deficit - end of period	$(14,987,004)	$(6,631,523)

Unaudited - See accompanying notes to the financial statements

BLUELA CARSHARING, LLC

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

	2020	2019
Cash flows from operating activities
Net loss	$(1,574,470)	$(2,215,783)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities
Depreciation and amortization	664,956	257,538
Deferred grant	(72,810)	(79,245)
Provision for bad debt	60,767	56,419
Provision for risk	(754,659)	-

(Increase) decrease in:
Accounts receivable - trade	(41,949)	(63,418)
Accounts receivable - related party	(10,072)	(22,465)
Other receivables	(4,149)	(496)
Grant to be received	-	50,822
Prepaid expenses	516	96,855
Security deposits	1,695	(33,797)

Increase (decrease) in:
Accounts payable - trade	(43,910)	170,648
Accounts payable - related party	33,001	(82,075)
Payroll and related accruals	(27,890)	(154)
Accrued expenses and other current liabilities	(15,518)	51,046
Accrued expenses - related party	46,225	108,897

Net cash used in operating activities	(1,738,267)	(1,705,208)

Cash flows from investing activities
Purchase of property and equipment	(664,956)	(1,069,840)
Grant received	72,810	200,000

Net cash used in investing activities	$(592,146)	$(869,840)

Unaudited - See accompanying notes to the financial statements

BLUELA CARSHARING, LLC

STATEMENTS OF CASH FLOWS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

	2020	2019
Cash flows from financing activities
Change in note payable - related party	$2,032,815	$2,132,262

Net cash provided by financing activities	2,032,815	2,132,262

Net decrease in cash and cash equivalents	(297,598)	(442,786)

Cash and cash equivalents - beginning of the half-year	488,613	859,000

Cash and cash equivalents - end of the half-year	$191,015	$416,214

Supplemental disclosures on cash flow information

Interest paid during the period	$-	$-
Income taxes paid during the period	$-	$2,000

Unaudited - See accompanying notes to the financial statements

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

Note 1	Summary of Significant Accounting Policies

Organization

BlueLA Carsharing, LLC (“The Company”), a U.S. corporation, was organized in the State of California in February 2016. The Company is wholly owned by Blue Systems USA, Inc. The Company operates in Los Angeles, CA.

The Company was established to provide, manage, operate and maintain electric vehicle rental services and charging stations in the city of Los Angeles, CA. In April 2018, the car sharing program BlueLA was officially launched to the public with a limited number of vehicles and charging stations.

Basis of Accounting

The Company’s financial statements are prepared using the accrual basis of accounting.

Use of Accounting Estimates

The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all short-term investments with a maturity of three months or less to be cash equivalents.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 1	Summary of Significant Accounting Policies (Continued)

Concentration of Credit Risk

Financial instruments that potentially expose the Company to concentrations of credit risk, as defined by FASB, ASC 825-10-50, primarily consist of cash and cash equivalent accounts. The Company places its temporary cash investments with high credit quality financial institutions. Accounts are insured by the Federal Deposit Insurance Corporation (FDIC) up to $250,000 per bank.

As of June 30, 2020 and 2019, cash and cash equivalents exceeding federally insured limits amounted to $0 and $180,584, respectively.

Allowance for Doubtful Accounts

The allowance for doubtful accounts is based on management’s evaluation of the adequacy of the allowance for possible non recoverable accounts receivable. This evaluation encompasses consideration of past loss experiences and the composition of the outstanding accounts receivable. As of June 30, 2020 and 2019, the allowance for doubtful accounts amounted to $257,986 and $117,065, respectively.

Property and Equipment

Property and equipment are stated at cost. Maintenance and repairs are charged to expense as incurred. Costs of additions and betterment are capitalized.

Depreciation is computed using the straight-line method over the useful live of the assets or over the length of the lease for the assets acquired by leasing.

Long-Lived Assets

The Company has adopted FASB, ASC 360-10, “Accounting for the Impairment or Disposal of Long-Lived Assets”. Long-lived assets are tested for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable.

Revenue Recognition

Revenue from the sale of the Company’s services is recognized when services are delivered to customers.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 1	Summary of Significant Accounting Policies (Continued)

Government Grant

Government grant is recognized when there is reasonable assurance that the Company will comply with any conditions attached to the grant and the grant will be received.

The grant is recognized as income over the period commensurate with the related costs for which they are intended to reimburse.

A grant receivable as compensation for costs already incurred or for immediate financial support, with no future related costs, is recognized as income in the period in which it is receivable.

A grant relating to assets is presented as deferred income and deducted from the related expenses.

Income Taxes

The Company accounts for income taxes under the liability method as required by FASB ASC 740-10-25. Under this method deferred tax assets and liabilities are recognized for the future consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax basis and operating loss and tax credit carry-forwards.

Deferred taxes are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

Valuation reserves have been established for deferred assets that may not be utilized in the near future.

Note 2	Related Party Transactions

Transactions between the Company, its parent and its affiliates as of June 30, 2020 and 2019 consisted of the following:

	2020	2019
Accounts receivable - related party
Blue Systems USA	$36,428	$1,600
BlueIndy	-	20,865

Total accounts receivable - related party	$36,428	$22,465

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 2	Related Party Transactions (Continued)

	2020	2019
Accounts payable - related party
SDV Cartrading (Car rental)	$135,692	$139,837
BlueCarsharing SAS (Technical assistance)	99,414	252,629
BlueIndy (IT and Customer service assistance)	41,210	80,691
Blue Systems USA (Access to datacenter server)	11,737	21,540
Polyconseil	6,529	19,875
IER S.A.	3,822	24,438
Blue Solutions Canada	2,654	2,776
IER Inc.	-	4,949
Wifirst	-	2,447
Blue LA	-	609

Total accounts payable - related party	$301,058	$549,791

Accrued expenses - related party
SDV Cartrading	$109,046	$98,940
BlueCarsharing SAS	104,849	259,589
BlueIndy	18,211	5,500
Blue Systems USA	10,759	-

Total accrued expenses - related party	$242,865	$364,029
Note payable - related party
BlueCarsharing SAS	$14,710,194	$9,826,530

Total note payable - related party	$14,710,194	$9,826,530

Note 3	Government Grant

Commencing April 2018, the Company received grants from the City of Los Angeles in connection with the agreement (the “Agreement”) with the City of Los Angeles for Electric Vehicle Car Sharing dated January 17, 2017.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 3	Government Grant (Continued)

As per the Agreement, the Company shall receive $4,000 from the City of Los Angeles for each charging point put in service and operated in the City of Los Angeles, CA.

The Charge-up LA program for Commercial EV Charger Rebate was increased to $5,000 for each charging point in September 2018.

Funds claimed in accordance with the Agreement for the periods ended June 30, 2020 and 2019, amounted to $150,000 and $200,000, respectively. Furthermore, the Company shall receive grant for marketing costs, permits and parking costs.

As of June 30, 2020 and 2019, the grant receivable is made of the following :

	2020	2019

Grant receivable related to investment	$217,255	$253,662
Grant receivable related to operations	-	30,076

Total grant receivable	$217,255	$283,738

Note 4	Property and Equipment

As of June 30, 2020 and 2019, property and equipment consisted of:

Description	2020	2019	Estimated useful life

Machinery and equipment	$4,767,274	$3,237,524	3 - 10 years
Tangible assets in progress	353,748	845,031

Total property and equipment	5,121,022	4,082,555

Less accumulated depreciation	(5,121,022)	(240,464)

Property and equipment, net	$-	$3,842,091

Depreciation expense for the years ended June 30, 2020 and 2019 amounted to $0 and $136,303, respectively.

During the fourth quarter of 2019, management deemed Property and Equipment impaired, as a result an impairment charge of $4,155,854 was recorded during the second half of 2019 and an impairment charge of $563,288 was recorded in the first half of 2020.

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 5	Intangible assets

As of June 30, 2020 and 2019, intangible assets are made of:

Description	2020	2019	Estimated useful life
Licenses	$953,207	$736,753	3 years
Intangible assets in progress	61,791	181,609

Total intangible assets	1,014,998	918,362

Less accumulated amortization	(1,014,998)	(319,963)

Intangible assets, net	$-	$598,399

Amortization expense for the years ended June 30, 2020 and 2019 amounted to $0 and $121,235, respectively.

During the fourth quarter of 2019, management deemed Intangible Assets impaired, as a result an impairment charge of $459,323 was recorded during the second half of 2019 and an impairment charge of $101,668 was recorded in the first half of 2020.

Note 6	Provision for risk

As of June 30, 2020, a provision for risk associated with performance of Company contracts recorded in December 2019 has been fully reversed for $754,659.

Management estimates the risk is not likely to happen anymore.

Note 7	Deferred Grant

The grant related to the acquisition of charging points and start-up costs were recorded in deferred grant and depreciated and amortized over their useful life (10 years and 3 years, respectively). As of June 30, 2020 and 2019, the deferred grant is as follows:

	2020	2019

Grant related to investment	$-	$897,372
Accumulated depreciation	-	(169,236)

Total deferred grant	$-	$728,136

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 7	Deferred Grant (Continued)

In the second half of the year 2019, with the impairment of the tangible and intangible assets, the Company decided to reverse the deferred grant and record in income the remaining balance for an amount of $790,974.

Note 8	Commitments and Contingencies

In 2017, the Company entered into three membership agreements for office premises located downtown Los Angeles. In April 2018, the Company entered into a fourth membership agreement for an additional office. In September 2018, all agreements were amended into one new membership agreement and extended for 6 months until February 2019. The agreement was renewed until August 2020 and requires monthly payments amounting from $5,876 to $8,326.

Future minimum rental payments under the membership agreement are as follows:

Period ending June 30,	Amount

2021	$16,652
Total	$16,652

For the periods ended June 30, 2020 and 2019, the rent expenses related to the membership agreement were $51,578 and $50,169, respectively.

Note 9	Income Taxes

For the periods ended June 30, 2020 and 2019, the provision for income taxes is made of the following:

	2020	2019
Current income tax expense
Federal	$-	$-
States and city	-	2,800

Total current income tax expense	-	2,800

Deferred income tax expense	-	-

Provision for income taxes	$-	$2,800

BLUELA CARSHARING, LLC

NOTES TO FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2020 AND 2019

(Continued)

Note 10	Going Concern

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements, the Company has incurred recurring losses, which led to a stockholders’ deficit of $14,986,904 as of June 30, 2020. Prior to the change in ownership of the Company, the related parties loan and payable were fully forgiven, resulting in approximately $15.6 million income booked in the Company’s financial statements in September 2020.

The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

Note 11	Subsequent Events

The Company has evaluated events and transactions occurring after June 30, 2020 through November 25, 2020, and as a result of the spread of Covid19 coronavirus, economic uncertainties have arisen which are likely to negatively impact the operating results of the Company. However, the related financial statements impact and duration cannot be reasonably estimated at this time.

On September 11, 2020 , Blink Mobility, LLC, a wholly-owned subsidiary of Blink Charging Co, a publicly traded company, entered into an Ownership Interest Purchase Agreement with Blue Systems USA, Inc. (the “Seller”), and pursuant thereto acquired from the Seller all of the ownership interests of BlueLA Carsharing, LLC. Blink Charging Co. is a leading owner, operator, and supplier of proprietary electric vehicle (“EV”) charging equipment and networked EV charging services.

Prior to the change in ownership of the Company, the related parties loan and payable were fully forgiven, resulting in approximately $15.6 million income booked in the Company’s financial statements in September 2020.

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